Exhibit 10.9

Massachusetts Institute of Technology

and

Liberty Defense Technologies, Inc.

SEVENTH AMENDMENT

This Seventh Amendment, effective as of June 1, 2024, is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and Liberty Defense Technologies, Inc., a Massachusetts corporation having a principal address at 187 Ballardvale Street, Suite 110, Wilmington, MA 01887 (“COMPANY”) (each individually a “Party” and collectively the “Parties”) and amends that certain Exclusive Patent License Agreement between the Parties dated as of September 10, 2018 (the “LICENSE AGREEMENT”) (MIT No.4915113). Capitalized terms used herein without definition shall have the meaning given such terms in the LICENSE AGREEMENT.

WHEREAS, MIT and COMPANY executed a First Amendment to the LICENSE AGREEMENT on March 4, 2019 to update Appendix A; and

WHEREAS, MIT and COMPANY executed a Second Amendment to the LICENSE AGREEMENT on March 28, 2019 to amend the engineering prototype diligence requirement; and

WHEREAS, MIT and COMPANY executed a Third Amendment to the LICENSE AGREEMENT on September 20, 2019 to amend the engineering beta prototype diligence requirement and clarify the plant visit requirement; and

WHEREAS MIT and COMPANY executed a Fourth Amendment to the LICENSE AGREEMENT on March 12, 2020, to amend the diligence requirements; and

WHEREAS, MIT and COMPANY executed a Fifth Amendment to the LICENSE AGREEMENT on August 1, 2022, to update Appendix A and Appendix B; and

WHEREAS, MIT and COMPANY executed a Sixth Amendment to the LICENSE AGREEMENT on April 1, 2023 to amend the license maintenance fee schedule; and

WHEREAS, MIT and COMPANY wish to further amend the LICENSE AGREEMENT; and

NOW, THEREFORE, the Parties agree to amend the LICENSE AGREEMENT as follows:

1.     Section 3.1 (h) of the LICENSE AGREEMENT is hereby deleted in its entirety and replaced with the following:

(h) COMPANY shall make NET SALES according to the following schedule:

Minimum NET SALES in calendar year 2024:	$2,000,000
Minimum NET SALES in calendar year 2025:	$5,000,000
Minimum NET SALES in calendar year 2026:	$10,000,000
Minimum NET SALES in calendar year 2027:	$15,000,000
Minimum NET SALES in calendar year 2028:	$20,000,000
Minimum NET SALES in calendar year 2029 and every calendar year thereafter:	$25,000,000

2.     Section 4.1 (b) of the LICENSE AGREEMENT is hereby deleted in its entirety and replaced with the following:

(b) License Maintenance Fees. COMPANY shall pay to MIT the following license maintenance fees on the dates set forth below:

Date Due	Amount
January 1, 2019	$20,000
January 1, 2020	$50,000
January 1, 2021	$60,000
January 1, 2022	$100,000
July 1, 2024	$20,000
October 1, 2024	$20,000
January 1, 2025	$200,000
January 1, 2026 and thereafter	$350,000

This annual license maintenance fee is nonrefundable; however, the license maintenance fee shall be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

3.     Except as specifically amended herein, the terms and conditions of the LICENSE AGREEMENT shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed, and approved. No provision of this Seventh Amendment may be modified or amended except as expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Seventh Amendment shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of June 1, 2024.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		LIBERTY DEFENSE TECHNOLOGIES, INC.

By:	/s/ Lesley Millar-Nicholson	By:	/s/ Bill Frain
Name:	Lesley Millar-Nicholson	Name:	Bill Frain
Title:	Executive Director	Title:	CEO